Exhibit  99.2

Shareholder Update
August 2008

Forward-Looking Statements
Certain statements in this press release, and other written or oral statements made by or on behalf of us are "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, the following: changes in the demand for coal by electric utility customers; the loss of one or more of our largest customers; inability to secure new coal supply agreements or to extend existing coal supply agreements at market prices; failure to diversity our operations; failure to exploit additional coal reserves; the risk that reserve estimates are inaccurate; increased capital expenditures; encountering difficult mining conditions; increased costs of complying with mine health and safety regulations; our dependency on one railroad for transportation of a large percentage of our products; bottlenecks or other difficulties in transporting coal to our customers; delays in the development of new mining projects; increased costs of raw materials; lack of availability of financing sources; our compliance with debt covenants; the effects of litigation, regulation and competition; and the other risks detailed in our reports filed with the Securities and Exchange Commission (SEC).

Agenda
● Market Overview
● Question and Answer
● Mine Operations
● Contracting Activity

Market Overview
● Supply
● Demand
● Inventories
● Trains
● Exports
● Our Conclusions

Cumulative Change in
CAPP Production YTD 2008 vs. YTD 2007
Has Supply Responded to High Prices?
Source: EIA Data for Eastern Kentucky, Southern West Virginia, and Virginia
Up
197,000
Tons
YTD
Jan 2008
July 2008
$70’s
$80’s
$90’s
$100’s
CAPP
Coal
Prices
Barge
to
Rail Effect?

2,000
1,600
1,200
800
400
-
(400)
(800)
(1,200)
(1,600)

What is Happening with CAPP Demand?
South Atlantic Demand
(YTD Coal Demand 2008 vs. 2007)
Coal Fired (Tons)
Source: Genscape
+1.93 Million Tons
Through July 31
Jan 2008
July 2008

Are We Seeing Coal By Wire?
Source : Quarterly Earnings Reports
Source : Quarterly Earnings Reports
Southern Company
AEP
2007
2007
2008
2008
2007
2007
2008
2008
Wholesale Generation (YTD)
(In Millions of KWH)
4.2%
4.2%
26.5%
26.5%
19,727
19,727
20,555
20,555
18,154
18,154
22,958
22,958

31,500
29,500
27,500
25,500
23,500
21,500
19,500
17,500

South Atlantic Inventories
How Do The Inventories Look?
Source: Genscape
Down
12.2 Million
Tons
In
12 Months
Aug 2007
Aug 2008
Weak Shoulder
Season Builds
Down
7.3 Million
Tons
Since
June 1

25.0
20.0
15.0
10.0
5.0
0.0
-5.0
-10.0
-15.0
-20.0

25.0
20.0
15.0
10.0
5.0
0.0
-5.0
-10.0
-15.0
-20.0
21.7 Million Tons in 6 Quarters
(6.6 Million Just in Q-2 2008)

Where Are The Trains Going?
Jan 07
Jan 07
Jun 08
Jun 08
Jan 07
Jan 07
Jun 08
Jun 08
Source : Quarterly Reports Published by CSX and Norfolk Southern
Source : Quarterly Reports Published by CSX and Norfolk Southern
Domestic Utilities
14.1 Million Tons in 6 Quarters
14.1 Million Tons in 6 Quarters
Export Terminals
CAPP Rail Shipments
Cumulative Year Over Year Change

Will The Export Market Remain Strong?
The Headlines Tell the Story
Shipbuilding Torpedoed
by Subprime Crisis
Pakistan to Double Coal Use by 2012
Turkey Offers 50% Discount on
Transmission for New Generation
Completed by 2012
Coal Exports from Vietnam Drop 38% in 2008
(Largest Coal Supplier to China)
Coal Exports from Poland Drop 30% in 2008
(Biggest Coal Producer in EU)
Alstom Sees 13% Increase in Power
System Orders in Quarter Ended June 30
World Cup 2010 Comes to South Africa
(Domestic Power Needs Will Come First)
Green Party Receives 3% of Italian Vote
Middle East to Double Coal Use by 2011
Italy to Double Coal Use by 2013
Coal Exports from South Africa Set to Drop in
2008 for Third Consecutive Year
Coal Exports from Indonesia to Grow at Slowest
Pace in Years Due to Domestic Demand
Source: Various Industry and General Interest Publications

Our Conclusions
Domestic Market
International Market
● There Has Been Very Little Supply Response to High Prices
● Exports are Continuing to Increase, Not Holding Steady at a Higher Level
● Inventories are Falling Very Rapidly in the East
● The Fall Shoulder Season Will be Critical to US Inventories
● It’s China. It’s India. Coal Demand is Going Up Around the World
● Burn to Jump Significantly in 2011-12 From Plants Currently Under Construction
● Resource Nationalism is a Key Emerging Theme

Agenda
● Market Overview
● Question and Answer
● Mine Operations
● Contracting Activity

Seek Balance Between
Two Competing Goals
● Lock In Cash Margins for JRCC Shareholders
● Maintain Leverage to a Tightening Market
Contracting Activity

Our Results
● Agreements to Ship 7.35 Million Tons of CAPP Coal
 – Several Multi-Year Agreements
 – Average Sales Price of $125.10
 – Average Specification of 12,500 BTU and 1.7% Sulfur
● Maintained Leverage to Strong Coal Markets
 –  Approximate Unhedged CAPP Position
 • 2009 35-40%
 • 2010 55-60%
 • 2011 75-80%
Contracting Activity

Agenda
● Market Overview
● Question and Answer
● Mine Operations
● Contracting Activity

Mine Operations
• Continued Focus on Safety Initiatives
 • Using Ideas and Suggestions from the Mine Level
▪ New Workforce Recruiting, Training, and Retention Initiatives
 • Using Ideas and Suggestions from the Mine Level
• Completed Development of the Abner Branch Underground Mine
 • Production Began the Second Week of July
• Completed the Connection of Mine 81 to Mine 74 in Early May
 • Eliminates a 23 Mile Truck Haul
• Completed Development of Hog Trough Surface Mine in May
Focus Areas of 2008

Mine Operations
● Approximately 13.8 Million Tons of Proven and Probable Reserves
● 12,600 BTU, <1.0% Sulfur, 11.0% Ash
● All Roads and Infrastructure Currently in Place
● Coal Production Began on July 24
● Full Production Rate of 500,000 Tons Per Year Expected by Q-4
● Coal Being Shipped Through Existing JRCC Rail Loadout Facility
● Total Purchase Price of $40 Million
Acquisition of Cheyenne Properties

Buckeye Operations
Hazard
Leeco
15
Cheyenne Resources, Inc.
James River
COAL SERVICE COMPANY

Mine Operations
Acquisition of Cheyenne Properties
7 Miles

Mine Operations
● 3 New Small Underground Mines
● Reserves of 1.5 Million Tons
 – Potential for an Additional 4.5 Million Tons
● High Vol Alma Seam Metallurgical Product
● Production to Begin in November
● Expect Full Production Rate of 500,000 Tons Per Year by Q-1 2009
● Total Capital Expenditures of $3.3 Million
● Coal to be Shipped Through Existing JRCC Rail Loadout Facility
Met Coal Project

Mine Operations
● Recover Fine Coal Particles From Three Existing Impoundments
● Estimated 1.4 Million Recoverable Tons
● 11,300 BTU, <1% Sulfur, 7% Ash (Blending Material)
● Expect Full Production Rate of 135,000 Tons Per Year by Q-2 2009
● Estimated Total Capital Expenditures of $6.0 Million
● Estimated Operating Cost of $35.00 per Clean Ton
Slurry Pond Recovery Project

Mine Operations
● Development to Begin in Mid 2010
● May be Accelerated Depending on Available Capital
● Estimated 17.0 Million Recoverable Tons
● 11,200 BTU, 3% Sulfur, 8% Ash
● Expect Full Production Rate of 1.25 Million Tons Per Year by Mid 2011
● Estimated Total Capital Expenditure of $35 Million
● Able to Ship by Rail to the Southeast
Log Creek Underground Mine (Indiana)

Agenda
● Market Overview
● Question and Answer
● Mine Operations
● Contracting Activity

Question and Answer
Session